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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                  0-19724                33-0311631
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)        Identification No.)



  10655 Sorrento Valley Road, San Diego, California           92121
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:    (858) 558-6064
                                                     ---------------------------

                            Not Applicable
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        (Former name or former address, if changed since last report)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On April 1, 2005, Protein Polymer Technologies, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement"), dated as of March 31, 2005, by and among the Company and the investors listed on Annex A-1 to the Purchase Agreement (collectively, the "Initial Investors") for the private placement of shares of the Company's common stock, $.01 par value ("Common Stock"), at a price of $.33 per share. The full text of the Purchase Agreement is included as Exhibit 10.1 to this Report.

            At the Initial Closing, defined below, pursuant to the Purchase Agreement, the Company sold an aggregate of 12,728,269 shares (the "Initial Shares") to the Initial Investors for an aggregate purchase price of $4,200,330, including approximately $1,200,000 of converted short-term promissory notes previously issued by the Company to certain of the Initial Investors. As part of the transaction, the Company also issued to the Initial Investors warrants (collectively, the "Initial Warrants"), having terms and conditions in the form of warrant attached to this Report as Exhibit 10.2. The Initial Warrants entitle the holders thereof to purchase an aggregate of 6,364,132 shares of Common Stock (the "Initial Warrant Stock") at an exercise price of $0.50 per share.

            The following is a brief summary of the transaction. This summary is qualified in its entirety by reference to the full text of the Purchase Agreement and the Warrants, and including Section 7 of the Purchase Agreement with respect to the Registration of Restricted Stock, which are attached hereto as Exhibits.

     Securities Purchase Agreement
     -----------------------------

            The Company has authorized the issue and sale of up to (i) 30,303,030 shares of Common Stock, including the Initial Shares (collectively, the "Shares"), and (ii) warrants, including the Initial Warrants (collectively, the "Warrants"), to purchase up to an aggregate of 15,151,515 shares of Common Stock, including the Initial Warrant Stock (collectively, the "Warrant Stock"). The Shares, the Warrants and the Warrant Stock are sometimes referred to herein individually and collectively as the "Securities."

            After the Initial Closing (i.e., the sale and purchase by the Initial Investors of the Securities which occurred on April 1, 2005) until the close of business on April 15, 2005 (the "Last Potential Closing Date"), additional Shares (which, together with the Initial Shares shall not exceed 30,303,030 shares in the aggregate) and additional Warrants (which, together with the Initial Warrants shall not represent the right to acquire more than 15,151,515 shares of Warrant Stock in the aggregate) may be subscribed for, at one or more Subsequent Closings (each a "Subsequent Closing"). Each Subsequent Closing shall be effective upon the date of the Company's acceptance from an Investor of a cashier's check or wire transfer funds in the amount of such additional Investor's subscription deposit and the applicable Investor having entered into and become a party


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to the Purchase Agreement.

            Notwithstanding the foregoing, the Company may not accept any subscriptions from certain types of institutional investors at a Subsequent Closing without the prior written consent of each Initial Investor whose required payment at the Initial Closing was at least $400,000.

            Each Investor represents in the Purchase Agreement that it understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that accordingly they will not be fully transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Each Investor also represents in the Purchase Agreement that it understands and agrees that the instruments or certificates evidencing the Securities it has agreed to purchase, and each instrument or certificate issued in transfer thereof, will bear the an appropriate legend regarding the restriction on transferability.

            The Purchase Agreement also contains representations and warranties by the Company and each Purchaser customary for transactions of this type.

     Registration of Restricted Stock (Section 7 of the Purchase Agreement)
     ----------------------------------------------------------------------

            Within 30 days after the Last Potential Closing Date, the Company agrees to use its best efforts to prepare and file a registration statement (the "Registration Statement") under the Securities Act, on a Form S-2 or other appropriate form selected by the Company, covering the Shares and Warrant Stock sold pursuant to the Purchase Agreement (the "Restricted Stock") and to use its commercially reasonable efforts to cause the Registration Statement to become effective with the SEC within 120 days following the Last Potential Closing Date (the "Effectiveness Deadline Date") and to remain effective until the earlier to occur of the date (i) the Restricted Stock, as defined in the Purchase Agreement, covered thereby has been sold, or (ii) by which all Restricted Stock covered thereby may be sold under Rule 144 without volume limitations. If the Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Deadline Date, the Company would be obligated to pay each Investor for each day thereafter an amount equal to a weekly rate of 0.20% of each Investor's invested amount.

            Following the effectiveness of the Registration Statement, the Company may, at any time, suspend the effectiveness of such registration for up to 60 days, as appropriate (a "Suspension Period"), by giving notice to the holders of shares of Restricted Stock, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material adverse effect on the Company.


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            Notwithstanding the foregoing, no more than two Suspension Periods
(i.e., 120 days) may occur in immediate succession. The holders of shares of Restricted Stock acknowledge that the Company is required to file certain post-effective amendments to the Registration Statement on Form S-2 upon the filing of certain periodic reports with the SEC and therefore a Suspension Period will occur between the Company's filing of its reports and the filing of the post-effective amendment to the Registration Statement on Form S-2. The Company agrees to use its best efforts to limit the duration and number of any Suspension Periods.

     Warrants
     --------

            The Warrants may be exercised, in full or in part, at any time prior to the fourth anniversary of their issuance, at an exercise price of $0.50 per share. By its acceptance of the Warrants, the Investor understands that the Warrants and the Warrant Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Warrants and the Warrant Stock or an available exemption from registration under the Securities Act, the Warrants and the Warrant Stock must be held indefinitely. Subject to the provisions of the Purchase Agreement, the Warrants and all rights thereunder are transferable, in whole but not in part, only with the prior approval of the Company. The underlying Securities, when issued, must bear a legend reflecting this restriction on transfer.

            The form of Warrant also contains certain adjustments that may be made, due to future corporate events or otherwise, customary for transactions of this type.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

            The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sales and issuances of the securities under the Purchase Agreement to the Initial Investors were exempt from registration under the Securities Act in reliance on
Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The Company relied upon the representations made by the Initial Investors pursuant to the Purchase Agreement in determining that such exemptions were available. No underwriting discounts or commissions were paid by the Company in connection with these transactions.

            In connection with the Initial Closing, the Company incurred selling fees of approximately $271,000 and is obligated to issue to a placement agent warrants to acquire 60,606 shares of Common Stock at an exercise price of $0.55 per share.

            The Company issued a press release which details the above-mentioned transaction. A copy of the press release was filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on April 1, 2005.


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ITEM 8.01.  OTHER EVENTS.

            On April 7, 2005, the Company issued a press release, in the form attached hereto as Exhibit 99.1, announcing that the Company recently discovered that its common stock had been listed for trading on the Borse-Berlin-Bremen Exchange in Germany, under the stock symbol "PPTI.BE," without the Company's prior knowledge, consent or authorization and that the Company has initiated actions to be immediately de-listed from the Borse-Berlin-Bremen Exchange. The actions taken to de-list the stock on the Borse-Berlin-Bremen Exchange in no way affects the continued listing or trading of the Registrant's common stock on the OTC Bulletin Board under the stock symbol "PPTI.OB."

            The Company also indicated in that same press release that it intends to pursue a listing of its common stock on the American Stock Exchange, but that is has not yet made application to the AMEX and there can be no assurance that the AMEX will approve the Company's application when filed.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         10.1 Securities Purchase Agreement, executed April 1, 2005, dated as of March 31, 2005, by and among the Company and the investors listed on Annex A-1 thereto.
         10.2 Form of Warrant to Purchase Shares of Common Stock of Protein Polymer Technologies, Inc.
         99.1 Press Release of Protein Polymer Technologies, Inc. dated April 7, 2005.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROTEIN POLYMER TECHNOLOGIES, INC.,
                                     a Delaware corporation


Date: April 7, 2005                  By: /s/ J. Thomas Parmeter
                                         ---------------------------
                                         J. Thomas Parmeter

                                         Chairman of the Board and
                                         Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
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10.1              Securities Purchase Agreement, executed April 1, 2005, dated as of March 31, 2005, by and among the Company and the investors listed on Annex A-1 thereto.

10.2 Form of Warrant to Purchase Shares of Common Stock of Protein Polymer Technologies, Inc.

99.1              Press Release of Protein Polymer Technologies, Inc. dated
                  April 7, 2005.